United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 15, 2003

CITY NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

City National Center 400 North Roxbury Drive, Beverly Hills, California	90210
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(310) 888-6000

Not applicable

(former name or former address, if changed since last report)

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)           Exhibits.

99.2                           Transcript of April 15, 2003 conference call with analysts and investors to discuss results for the quarter ended March 31, 2003.

Item 9.    REGULATION FD DISCLOSURE.

On April 15, 2003, City National Corporation hosted a conference call for analysts and investors to discuss results for the quarter ended March 31, 2003, which were the subject of a press release issued by the Company as of the same date.  A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.  This information is being furnished under both Item 9 (Regulation FD Disclosure) and Item 12 (Results of Operations and Financial Condition) and is included under this Item 9 in accordance with SEC Release No. 33-8216.  This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY NATIONAL CORPORATION

April 18, 2003	/s/ Frank P. Pekny
Frank P. Pekny Executive Vice President and Chief Financial Officer/Treasurer (Authorized Officer and Principal Financial Officer)